SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      October 15, 2004

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                        1-7598                 94-2359345
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(State or Other Jurisdiction         (Commission File          (IRS Employer
      of Incorporation)                  Number)             Identification No.)

3100 Hansen Way, Palo Alto, CA                                   94304-1030
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code     (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officer.

      In respect of the current report on Form 8-K of Varian Medical Systems, Inc. (the "Company") announcing R. Andrew Eckert's appointment on October 15, 2004 to the Company's Board of Directors, Mr. Eckert's committee assignments have not yet been determined. The Company will file a further amendment to its October 15, 2004 current report on Form 8-K once Mr. Eckert's committee assignments are determined.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Varian Medical Systems, Inc.

                                         By:  /s/ JOSEPH B. PHAIR
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                                         Name:   Joseph B. Phair
                                         Title:  Vice President, Administration,
                                                 General Counsel and Secretary

Dated: October 15, 2004


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